Exhibit 21

Legal Name	State
American Imaging Management East, L.L.C.	DE
American Imaging Management, Inc.	IL
AMERIGROUP Arizona, Inc.	AZ
AMERIGROUP California, Inc.	CA
AMERIGROUP Colorado, Inc.	CO
AMERIGROUP Community Care of Arizona, Inc.	AZ
AMERIGROUP Community Care of Mississippi, Inc.	MS
AMERIGROUP Community Care of New Mexico, Inc.	NM
AMERIGROUP Connecticut, Inc.	CT
AMERIGROUP Corporation	DE
AMERIGROUP Delaware, Inc.	DE
AMERIGROUP Florida, Inc.	FL
AMERIGROUP Hawaii, Inc.	HI
AMERIGROUP Health Solutions, Inc.	DE
AMERIGROUP Indiana, Inc.	IN
Amerigroup Insurance Company	TX
Amerigroup Kansas, Inc.	KS
AMERIGROUP Louisiana, Inc.	LA
AMERIGROUP Maine, Inc.	ME
AMERIGROUP Maryland, Inc.	MD
AMERIGROUP Massachusetts, Inc.	MA
AMERIGROUP Michigan, Inc.	MI
AMERIGROUP Nevada, Inc.	NV
AMERIGROUP New Jersey, Inc.	NJ
AMERIGROUP New York, LLC	NY
AMERIGROUP Ohio, Inc.	OH
AMERIGROUP Pennsylvania, Inc.	PA
AMERIGROUP Puerto Rico, Inc.	PR
Amerigroup Services, Inc.	VA
AMERIGROUP Tennessee, Inc.	TN
AMERIGROUP Texas, Inc.	TX
AMERIGROUP Washington, Inc.	WA
AMERIGROUP Wisconsin, Inc.	WI
AMGP Georgia Managed Care Company, Inc.	GA
AMGP Georgia, Inc.	GA
Anthem Blue Cross Life and Health Insurance Company	CA
Anthem Financial, Inc.	DE
Anthem Health Insurance Company of Nevada	NV
Anthem Health Plans of Kentucky, Inc.	KY
Anthem Health Plans of Maine, Inc.	ME
Anthem Health Plans of New Hampshire, Inc.	NH
Anthem Health Plans of Virginia, Inc.	VA
Anthem Health Plans, Inc.	CT
Anthem Holding Corp.	IN
Anthem Insurance Companies, Inc.	IN

Legal Name	State
Anthem Life & Disability Insurance Company	NY
Anthem Life Insurance Company	IN
Anthem Southeast, Inc.	IN
Anthem UM Services, Inc.	IN
Anthem Workers’ Compensation, LLC	IN
Arcus Enterprises, Inc.	DE
ARCUS HealthyLiving Services, Inc.	IN
Associated Group, Inc.	IN
ATH Holding Company, LLC	IN
Blue Cross and Blue Shield of Georgia, Inc.	GA
Blue Cross Blue Shield Healthcare Plan of Georgia, Inc.	GA
Blue Cross Blue Shield of Wisconsin	WI
Blue Cross of California	CA
Blue Cross of California Partnership Plan, Inc.	CA
CareMore Health Group, Inc.	DE
CareMore Health Plan	CA
CareMore Health Plan of Arizona, Inc.	AZ
CareMore Health Plan of Colorado, Inc.	CO
CareMore Health Plan of Georgia, Inc.	GA
CareMore Health Plan of Nevada	NV
CareMore Health Plan of Texas, Inc.	TX
CareMore Health System	CA
CareMore Holdings, Inc.	DE
CareMore IPA of New York, LLC	NY
CareMore Medical Management Company, a California Limited Partnership	CA
CareMore Services Company, LLC	IN
CareMore, LLC	IN
CareNex Health Services, LLC	DE
Cerulean Companies, Inc.	GA
Claim Management Services, Inc.	WI
CMMC Holding Company, LLC	DE
Community Insurance Company	OH
Compcare Health Services Insurance Corporation	WI
Crossroads Acquisition Corp.	DE
DeCare Analytics, LLC	MN
DeCare Dental Health International, LLC	MN
DeCare Dental Insurance Ireland, Ltd.	Ireland
DeCare Dental Networks, LLC	MN
DeCare Dental, LLC	MN
DeCare Operations Ireland, Limited	Ireland

Legal Name	State
DeCare Systems Ireland, Limited	Ireland
Designated Agent Company, Inc.	KY
EHC Benefits Agency, Inc.	NY
Empire HealthChoice Assurance, Inc.	NY
Empire HealthChoice HMO, Inc.	NY
Forty-Four Forty-Four Forest Park Redevelopment Corporation	MO
Golden West Health Plan, Inc.	CA
Government Health Services, L.L.C.	WI
Greater Georgia Life Insurance Company	GA
Health Core, Inc.	DE
Health Management Corporation	VA
Health Ventures Partner, L.L.C.	IL
HealthKeepers, Inc.	VA
HealthLink HMO, Inc.	MO
HealthLink, Inc.	IL
Healthy Alliance Life Insurance Company	MO
HMO Colorado, Inc.	CO
HMO Missouri, Inc.	MO
Imaging Management Holdings, L.L.C.	DE
Imaging Providers of Texas	TX
Matthew Thornton Health Plan, Inc.	NH
Meridian Resource Company, LLC	WI
National Government Services, Inc.	IN
National Telehealth Network, LLC	DE
OneNation Insurance Company	IN
Park Square Holdings, Inc.	CA
Park Square I, Inc.	CA
Park Square II, Inc.	CA
PHP Holdings, Inc.	FL
R&P Realty, Inc.	MO
Radiant Services, LLC	IN
Resolution Health, Inc.	DE
RightCHOICE Insurance Company	IL
RightCHOICE Managed Care, Inc.	DE
Rocky Mountain Hospital and Medical Service, Inc.	CO
SellCore, Inc.	DE
Southeast Services, Inc.	VA
State Sponsored Business UM Services, Inc.	IN
The WellPoint Companies of California, Inc.	CA
The WellPoint Companies, Inc.	IN
TrustSolutions, LLC	WI
UNICARE Health Insurance Company of the Midwest	IL
UNICARE Health Plan of Kansas, Inc.	KS
UNICARE Health Plan of West Virginia, Inc.	WV

Legal Name	State
UNICARE Health Plans of Texas, Inc.	TX
UNICARE Health Plans of the Midwest, Inc.	IL
UNICARE Illinois Services, Inc.	IL
UniCare Life & Health Insurance Company	IN
UNICARE National Services, Inc.	DE
UniCare Specialty Services, Inc.	DE
UtiliMed IPA, Inc.	NY
WellPoint Acquisition, LLC	IN
WellPoint Behavioral Health, Inc.	DE
WellPoint California Services, Inc.	DE
WellPoint Dental Services, Inc.	DE
WellPoint Holding Corp.	DE
WellPoint Information Technology Services, Inc.	CA
WellPoint Insurance Services, Inc.	HI
WellPoint Partnership Plan, LLC	IL
WellPoint, Inc.	IN
WPMI (Shanghai) Enterprise Service Co. Ltd.	China
WPMI, LLC	DE